Commitments and Contingencies	3 Months Ended	12 Months Ended
	Mar. 31, 2023	Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
(1)	Commitments and Contingencies
From time to time, the Company may be involved in litigation relating to claims arising out of operations in the normal course of business. As of March 31, 2023, there were no pending or threatened lawsuits that could reasonably be expected to have a material effect on the Company’s results of operations. At each reporting period, the Company evaluates known claims to determine whether a potential loss amount or a potential range of loss is probable and reasonably estimable under ASC 450,
Contingencies
. Legal fees are expensed as incurred.

9.	Commitments and Contingencies
Bayer Acquisition Agreement
In March 2017, pH Pharma, Inc. entered into an assignment, license, development and commercialization agreement (the “Bayer Acquisition Agreement”) with Bayer, to acquire from Bayer all right, title and interest in and to
PHP-303,
including each and every invention and any priority rights relating to its patents.
Upon entering into the Bayer Acquisition Agreement, pH Pharma, Inc. made an upfront payment, and the Company has agreed to pay certain development and regulatory milestones and future royalties. Royalties will be payable on a licensed product-by-licensed
product and
country-by-country
basis until the later of ten years after the first commercial sale of such licensed product in such country and expiration of the last patent covering such licensed product in such country that would be sufficient to prevent generic entry.
Either party may terminate the Bayer Acquisition Agreement upon prior written notice for the other party’s material breach that remains uncured for a specified period of time or insolvency. Bayer agreed not to assert any Bayer intellectual property rights that were included in the scope of the Bayer Acquisition Agreement against the Company.
Employment Agreements
In January 2022, the Company entered into an employment agreement with its founder and director. The effective date of the employment agreement was February 1, 2022, and is subject to the completion of the business combination with Ignyte. As part of the agreement, the Company agreed to repay its founder and director $1.5 million in forwent salary over a period of four years. In addition, as part of the agreement, the Company agreed to repay $0.5 million of the $1.5 million outstanding under the related party loan upon closing of the Ignyte transaction. The remaining $1.0 million plus accrued interest will be repaid pursuant to the discretion of the Company’s Board of Directors. Further, the employment agreement provides for the payment of success fees in connection with future business or corporate development transactions (licensing, product development and acquisitions).
In March 2022, the Company entered into an employment agreement with its chief operating officer which is subject to the completion of the business combination with Ignyte. The agreement provides for confirmation of Peak Bio’s previously agreed upon success fee payment upon consummation of the business combination with Ignyte in the amount of $250,000 and the payment of success fees in connection with future business or corporate development transactions (licensing, product development and acquisitions).

Legal proceedings
The Company is not currently a party to any material legal proceedings. At each reporting date, the Company evaluates whether a potential loss amount or a potential range of loss is probable and reasonably estimable under the provisions of the authoritative guidance that addresses accounting for contingencies. The Company expenses the costs related to its legal proceedings as incurred.